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                                                                      Exhibit 24




                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Larry A. Liebenow, Cynthia L. Gordan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, without the other, for him and in his name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Quaker Fabric Corporation, and any or all amendments (including post-effective amendments) thereto, relating to the registration, under the Securities Act of 1933, as amended, of shares of Common Stock of the Company to be issued pursuant to the Company's 1996 Stock Option Plan and the Non-Qualified Stock Option and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

April 25, 1997

                                             /s/ Larry A. Liebenow
                                             -------------------------
                                                 Larry A. Liebenow

                                             /s/ Paul J. Kelly
                                             -------------------------
                                                 Paul J. Kelly

                                             /s/ Sangwoo Ahn
                                             -------------------------
                                                 Sangwoo Ahn

                                             /s/ Perry J. Lewis
                                             -------------------------
                                                 Perry J. Lewis

                                             /s/ Eriberto R. Scocimara
                                             -------------------------
                                                 Eriberto R. Scocimara

                                             /s/ Ira Starr
                                             -------------------------
                                                 Ira Starr